Exhibit 99.1

Precipio Appoints New Board Member to Replace Departing Director

Kathy LaPorte brings 30-year track record of VC success financing and operating innovative biopharma, diagnostics and healthcare companies

NEW HAVEN, CT, (August 9th, 2018) – Specialty cancer diagnostics company Precipio, Inc. (NASDAQ: PRPO), today announced the appointment of veteran life sciences venture capitalist and executive Kathleen LaPorte to its board of directors as an independent member.

Ms. LaPorte will replace Dr. Michael Allen Luther who served on Transgenomic’s board since 2014 and remained as member of Precipio’s board since the merger in June 2017.

Ms. LaPorte is an executive and VC with 30 years experience building innovative life sciences companies. She served as general partner with Sprout Group from 1993-2004 and was one of the founders of New Leaf Venture Partners. She is a co-founder of Health Tech Capital, a group of healthcare technology focused private and corporate investors.

Ms. LaPorte served as chief business officer and later as CEO of Nodality, an immuno-oncology diagnostics company. She has served on numerous private and public company boards with roles on audit, compensation, and nominating committees.

Ms. LaPorte has a B.S. in biology from Yale University and an MBA from Stanford University Graduate School of Business.

“Precipio’s platform of potentially disruptive cancer diagnostics products and services is at a stage of growth that is a sweet spot for me,” commented Ms. LaPorte. “I’m excited about the potential to contribute to expediting the growth of the business.”

“Kathy’s experience is an ideal complement to the diverse expertise of our board and we are enthusiastic about the enhanced business potential derived from her uniquely relevant skills and network,” commented Ilan Danieli, Precipio CEO. “Furthermore, we are grateful to Mike for his years of service and guidance during the merger with Transgenomic, and the successful integration of the businesses during the past year.”

About Precipio

Precipio has built a platform designed to eradicate the problem of misdiagnosis by harnessing the intellect, expertise and technology developed within academic institutions and delivering quality diagnostic information to physicians and their patients worldwide. Through its collaborations with world-class academic institutions specializing in cancer research, diagnostics and treatment such as the Yale School of Medicine and Harvard’s Dana-Farber Cancer Institute, Precipio offers a new standard of diagnostic accuracy enabling the highest level of patient care. For more information, please visit www.precipiodx.com.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements,” within the meaning of federal securities laws, including statements related to ICP technology, including financial projections related thereto and potential market opportunity, plans and prospects and other statements containing the words “anticipate,” “intend,” “may,” “plan,” “predict,” “will,” “would,” “could,” “should,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Factors that could cause future results to materially differ from the recent results or those projected in forward-looking statements include the known risks, uncertainties and other factors described in the Company’s definitive proxy statement filed on May 29, 2018, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 as well as the Company’s prior filings and from time to time in the Company’s subsequent filings with the Securities and Exchange Commission. Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. All information in this press release is as of the date of the release and the Company does not undertake any duty to update this information, including any forward-looking statements, unless required by law.

Inquiries:

investors@precipiodx.com

+1-203-787-7888